--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                             Maryland Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================
Maryland Tax-Free Funds

* Municipal bonds outperformed Treasuries during most of the past six months as inflation remained subdued despite strong economic growth.

* Returns for the Maryland Short-Term Tax-Free Bond Fund and the Maryland Tax-Free Bond Fund were attractive for the six-month period but trailed their peer group averages.

*    Income for both funds remained consistent with previous periods.

* We believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint despite strong economic growth.

FELLOW SHAREHOLDERS

     The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite continued robust growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

     Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

     [yield chart showing the Maryland Bond Index and the Maryland 3-year General Obligation Bond from 8/96 through 8/97. Associate with following paragraph. Source: T. Rowe Price Associates ]

     Municipal interest rates, in Maryland and across the nation, followed a similar pattern: rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. The yield of 15-year Maryland general obligation (GO) bonds ranged from 4.85% to 5.55% for the six months, finishing the period at 5.05%. Three-year Maryland GO bond yields hit 4.55% at their high point and 4.10% at their lowest before settling at 4.15% by August's end. Municipal bonds outperformed Treasuries throughout most of the period except for June, when the highest monthly supply in four years exceeded demand. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

     Maryland has a diversified economy and high wealth levels, ranking seventh among the states in terms of per capita personal income. During the 1990s, though, the state's economic growth rate has lagged the nation's, reflecting weakness in the government, defense, and manufacturing sectors. In 1996, employment grew by 1.1%, compared with 2.0% for the U.S. overall.

==============================
based on a tradition of fiscal
responsibility,   we  do   not
expect    the    State    will
jeopardize its AAA debt rating
 . . .
------------------------------

     The state has managed its financial affairs well in this context, closing fiscal 1996 with a 7.1% reserve position and expecting to increase it in fiscal 1997. The fiscal 1998 budget features the first phase of a 10% personal income tax cut, spread over five years. The tax cut plan will be partially financed with reserve fund draws; however, based on a tradition of fiscal responsibility, we do not expect the state will jeopardize its AAA debt rating - the highest that rating agencies such as Standard & Poor's or Moody's offer.

     In the local arena, four Maryland counties reduced their local income tax rates, which piggyback on state rates, for tax year 1998. Allegany, Carroll, St. Mary's, and Worcester Counties all incorporated tax cuts into their carefully managed budgets, indicative of less fiscal pressure in what has been a relatively positive economic environment.

     Health care is an area worthy of note. Maryland hospitals have enjoyed generally improving financial measures in recent years, as rates established under the state's regulatory commission provided for substantial revenue growth. This rate structure, however, resulted in state health-cost inflation that is double the national rate. The regulatory commission has adopted a plan to adjust hospitals' normal inflation-based rates downward, which could impair the long-term financial strength of Maryland's hospitals.

MARYLAND SHORT-TERM TAX-FREE BOND FUND

     The fund gained 1.75% over the last six months, roughly equal to the coupon earned on a two-year AAA Maryland general obligation bond, and returned 4.20% for the 12-month period. Its income during the year was consistent with year-ago levels. The fund lagged the Lipper Short Municipal Debt Funds Average for the period: a combination of a slightly defensive duration stance and the generally below-average yields on short-term Maryland tax-free bonds limited its overall performance potential, particularly compared with the funds that can invest nationally in the Lipper average. Nonetheless, the fund met its objective of providing higher federal and Maryland tax-exempt income than a tax-exempt money market fund with relatively low price volatility.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                   6 Months          12 Months
--------------------------------------------------------------------------------
Maryland Short-Term
Tax-Free Bond Fund                          1.75%              4.20%

Lipper Short Municipal
Debt Funds Average                          2.02               4.70
--------------------------------------------------------------------------------

     We kept the fund's exposure to interest rate risk fairly conservative throughout the period, maintaining duration close to 1.8 years. (Duration is a measure of interest rate sensitivity. At 1.8 years, this fund would respond to a one-percentage-point rise or fall in overall interest rates with a 1.8% decline or rise in price, respectively.) As a result, we benefited only moderately from an overall decline in interest rates, especially from May through July.

     A change in the maturity structure of the portfolio, however, helped keep the fund's income level steady. Six months ago, the portfolio included a 19% stake in bonds with maturities shorter than one year, and an 81% position in bonds with one- to five-year maturities. As the period progressed, we shifted away from this allocation to place a heavier emphasis on one- to five-year bonds, targeting the highest yields currently available in this sector of the market.

     An increase in supply of short-term Maryland tax-exempt investments enabled us to increase exposure to some less expensive market sectors. We were, therefore, able to reduce our exposure to somewhat lower-yielding, prerefunded bonds by 11 percentage points, to 33% of the overall portfolio, and increase the allocation to general obligation, ground transportation, and life care bonds. We doubled our exposure to BBB bonds to 9% by purchasing new issue, investment-grade general obligation bonds of the Commonwealth of Puerto Rico (these bonds are both federal and Maryland tax-free). The offering included a large supply of short-maturity issues whose yields had been increased in an effort to generate investor interest. The Puerto Rico bonds also gained in value as their yields later fell relative to those on high-grade, AAA issues.

MARYLAND TAX-FREE BOND FUND

     The fund gained 3.60% over the six-month period, and its dividends per share remained stable. For the 12 months ended August 31, it gained a healthy 8.43%. The fund performed best against the Lipper Maryland Municipal Debt Funds Average in its first fiscal quarter as rates rose, but lagged over the last three months when rates fell. As a result, its six-month returns are below the average, even though it outpaced its peer group for the full year.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                         6 Months      12 Months
--------------------------------------------------------------------------------
Maryland Tax-Free
Bond Fund                                         3.60%           8.43%

Lipper Maryland Municipal
Debt Funds Average                                3.74            8.26
--------------------------------------------------------------------------------

     The fund's relative performance reflected a defensive interest rate structure. The portfolio contains many older bonds with premium yields (by today's standards) and prerefunded bonds with maturities less than five years. These bonds perform well when rates rise (and prices fall) but lag when the market rallies around rate declines. The portfolio's duration was shortened significantly in July as interest rates reached year-to-date lows and more bonds began trading to their call dates (the dates at which the issuer has the option to retire the bond and replace it with lower-yielding debt). Strong cash flows from coupon payments also shortened the portfolio in July.

     In August, we were able to put some cash back to work, lengthening our weighted average maturity and duration after climbing rates pushed market prices down. This is the essence of our current strategy - to wait for periods of oversupply or market weakness to buy longer-term bonds for the portfolio.

     Light supply has given us fewer choices than we would like to extend maturity and diversify our holdings. Compared with 1996, this year's new issue volume is down 7% in the state with only moderate improvement in the June-through-August period. While lower-quality bonds provided good performance for the overall municipal market, there were few opportunities in Maryland to take advantage of this development. Most issuers in the state either have high credit ratings or come to market with bond insurance. The fund's average credit quality was unchanged for the period at AA. Along the way, we increased our exposure to general obligation tax-supported credits and lowered our exposure to hospitals.

OUTLOOK

     The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we would expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations that purchase municipals.

     Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion, and it is maintaining a bias toward tightening in an effort to keep inflation in check. Until visible signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. Despite above-trend economic growth, the overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 19, 1997

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                          2/28/97       8/31/97
Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share   ...................................       $5.11        $ 5.10
Dividends Per Share
    For 6 months ....................................        0.10          0.10
    For 12 months ...................................        0.20          0.20
Dividend Yield *
    For 6 months ....................................        4.04%         3.90%
    For 12 months ...................................        4.04          4.01
Weighted Average Maturity (years) ...................         2.1           2.0
Weighted Average Effective Duration (years) .........         1.8           1.8
Weighted Average Quality ** .........................         AA+            AA

Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share $ ...................................       10.35        $10.44
Dividends Per Share
    For 6 months ....................................        0.28          0.28
    For 12 months ...................................        0.56          0.56
Dividend Yield *
    For 6 months ....................................        5.53%         5.41%
    For 12 months ...................................        5.61          5.55
Weighted Average Maturity (years) ...................        15.7          15.7
Weighted Average Effective Duration (years) .........         6.8           6.7
Weighted Average Quality ** .........................          AA            AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            2/28/97     8/31/97
Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         44%         33%
General Obligation - Local .............................         18          18
General Obligation - State .............................          5          13
Industrial and Pollution Control Revenue ...............          3           5
Ground Transportation Revenue ..........................         --           5
Lease Revenue ..........................................          5           4
Solid Waste Revenue ....................................          4           4
Educational Revenue ....................................          2           4
Life Care/Nursing Home Revenue .........................         --           4
Escrowed to Maturity ...................................          3           3
Electric Revenue .......................................          2           3
Hospital Revenue .......................................          2           2
Dedicated Tax Revenue ..................................          8           2
All Other ..............................................          3           2
Other Assets Less Liabilities ..........................          1          -2
Total ..................................................        100%        100%

Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         17%         17%
Housing Finance Revenue ................................         16          16
Hospital Revenue .......................................         18          16
General Obligation - Local .............................         10           9
General Obligation - State .............................          5           6
Ground Transportation Revenue ..........................          5           5
Solid Waste Revenue ....................................          4           5
Water and Sewer Revenue ................................          5           4
Educational Revenue ....................................          4           4
Miscellaneous Revenue ..................................          4           4
Lease Revenue ..........................................          4           4
Dedicated Tax Revenue ..................................          2           2
Air and Sea Transportation Revenue .....................          2           2
Industrial and Pollution Control Revenue ...............          2           2
All Other ..............................................          6           4
Other Assets Less Libilities ...........................         -4         --
Total ..................................................        100%        100%
================================================================================

================================================================================
T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Maryland Tax-Free Funds SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                Since   Inception
Periods Ended 8/31/97        1 Year    5 Years    10 Years    Inception     Date
--------------------------------------------------------------------------------
Maryland Short-Term
Tax-Free Bond Fund             4.20%        -           -         4.21%  1/29/93
Maryland Tax-Free Bond Fund    8.43%     6.75%       7.63%           -   3/31/87

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

================================================================================
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                       6 Months              Year                                                         1/29/93
                                          Ended             Ended                                                         through
                                        8/31/97           2/28/97          2/29/96        2/28/95         2/28/94         2/28/93
NET ASSET VALUE
Beginning of period .............   $      5.11       $      5.15      $     5.04      $     5.09      $     5.07      $    5.00
Investment activities
    Net investment income .......          0.10*             0.20*           0.21*           0.18*           0.15*          0.01*
    Net realized and
    unrealized gain (loss) ......         (0.01)            (0.04)           0.11           (0.05)           0.02           0.07
    Total from
    investment activities .......          0.09              0.16            0.32            0.13            0.17           0.08
Distributions
    Net investment income .......         (0.10)            (0.20)          (0.21)          (0.18)          (0.15)         (0.01)
NET ASSET VALUE
End of period ...................   $      5.10       $      5.11      $     5.15      $     5.04      $     5.09      $    5.07
Ratios/Supplemental Data
Total return ....................          1.75%*            3.26%*          6.49%*          2.64%*          3.49%*         1.67%*
Ratio of expenses to
average net assets ..............          0.65%*+           0.65%*          0.65%*          0.65%*          0.65%*         0.65%*+
Ratio of net investment
income to average
net assets ......................          3.86%*+           3.98%*          4.14%*          3.59%*          3.09%*         2.96%*+
Portfolio turnover rate .........          68.7%+            21.4%           39.3%          105.3%           20.5%          96.9%+
Net assets, end of period
(in thousands) ..................   $   103,981       $   102,252      $   85,784      $   74,808      $   76,049      $   8,323
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Bond Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                         6 Months             Year
                                            Ended            Ended
                                          8/31/97          2/28/97         2/29/96         2/28/95         2/28/94         2/28/93
NET ASSET VALUE
Beginning of period ...............   $     10.35      $     10.40     $      9.99     $     10.45     $     10.50     $      9.82
Investment activities
    Net investment income .........          0.28             0.56            0.57            0.56            0.56            0.57
    Net realized and
    unrealized gain (loss) ........          0.09            (0.05)           0.41           (0.44)           0.05            0.73
    Total from
    investment activities .........          0.37             0.51            0.98            0.12            0.61            1.30
Distributions
    Net investment income .........         (0.28)           (0.56)          (0.57)          (0.56)          (0.56)          (0.57)
    Net realized gain .............          --               --              --             (0.02)          (0.10)          (0.05)
    Total distributions ...........         (0.28)           (0.56)          (0.57)          (0.58)          (0.66)          (0.62)
NET ASSET VALUE
End of period .....................   $     10.44      $     10.35     $     10.40     $      9.99     $     10.45     $     10.50
Ratios/Supplemental Data
Total return ......................          3.60%            5.12%          10.00%           1.43%           5.93%          13.75%
Ratio of expenses to
average net assets ................          0.52%+           0.54%           0.54%           0.57%           0.57%           0.61%
Ratio of net investment
income to average
net assets ........................          5.35%+           5.47%           5.53%           5.73%           5.31%           5.72%
Portfolio turnover rate ...........          18.6%+           26.2%           23.9%           28.9%           24.3%           23.3%
Net assets, end of period
(in thousands) ....................   $   857,320      $   819,981     $   798,589     $   724,823     $   821,402     $   724,469
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Statement of Net Assets
                                                                Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

MARYLAND  89.4%
Allegany County, PCR, Westvaco, 5.20%, 1/1/98 ................      700      703
Anne Arundel County, GO, Water and Sewer, 4.75%, 9/1/01 ......    1,030    1,047
Baltimore City, GO
    Consolidated Public Improvement
        5.125%, 10/15/99 (FGIC Insured) ......................    1,025    1.048
        7.50%, 10/15/00 (FGIC Insured) .......................      500      548
        8.90%, 10/15/99 (MBIA Insured) .......................      650      713
        9.00%, 10/15/98 (MBIA Insured)
        (Escrowed to Maturity) ...............................    3,300    3,483
Baltimore County, GO
    Consolidated Public Improvement
        6.90%, 4/1/06 (Prerefunded 4/1/00+) ..................    1,000    1,084
    Metropolitan Dist
        6.80%, 4/1/01 (Prerefunded 4/1/00+) ..................    1,000    1,081
Baltimore County, Stella Maris
        5.00%, 2/1/99 ........................................    1,000    1,014
        6.375%, 12/1/03
        (Prerefunded 12/1/99+) ...............................    1,580    1,686
        7.50%, 3/1/21 (Prerefunded 3/1/01+) ..................    1,000    1,120
Charles County
    County Commissioners, Fox Chase Apartments
        7.25%, 10/1/01 .......................................      435      437
    County Commissioners, New Forest Apartments
        7.25%, 11/1/01 .......................................      835      839
        6.50%, 3/1/99 ........................................    1,000    1,037
        6.70%, 7/15/99 .......................................      500      524
    State and Local Fac., 4.75%, 8/1/00 ......................    4,000    4,065
Maryland DOT
        6.375%, 11/1/98 ......................................    1,875    1,927
        6.70%, 11/15/99
        (Prerefunded 11/15/98+) ..............................    2,000    2,079
        6.70%, 8/15/05
        (Prerefunded 8/15/99+) ...............................    2,625    2,804
        6.80%, 11/15/02
        (Prerefunded 11/15/98+) ..............................    2,000    2,096
Maryland DOT
        6.80%, 11/1/05
        (Prerefunded 11/1/99+) ...............................      525      564

Maryland Economic Dev. .......................................
    Roland Park Country School
        5.35%, 11/1/97 .......................................      730      731
        5.50%, 11/1/98 .......................................      725      734
Maryland Energy Fin. Administration
    Int'l. Paper, 4.10%, 9/1/10 * ............................    1,900    1,903
    Solid Waste Disposal, 5.10%, 12/1/99 * ...................      450      457
Maryland Environmental Service, Cecil County Landfill
        5.50%, 9/1/97 ........................................      395      395
Maryland HHEFA
    Bradford Oaks Nursing and Rehabilitation Center
        4.875%, 1/1/99 .......................................      180      180
        5.125%, 1/1/00 .......................................      200      201
        5.375%, 1/1/01 .......................................      200      202
    Doctor's Community Hosp
        8.75%, 7/1/22 (Prerefunded 7/1/00+) ..................    5,615    6,383
    Francis Scott Key Medical Center
        6.75%, 7/1/23 (FGIC Insured)
        (Prerefunded 7/1/00+) ................................    4,790    5,194
    Greater Baltimore Medical Center
        6.75%, 7/1/19 (Prerefunded 7/1/01+) ..................    1,000    1,102
    Howard County General Hosp., 4.55%, 7/1/98 ...............      200      201
    Loyola College, 3.35%, 10/1/13 (MBIA Insured) ............    1,400    1,400
    Mercy Medical Center
        7.90%, 7/1/09 (Prerefunded 7/1/99+) ..................      150      163
    North Arundel Hosp., VRDN (Currently 3.40%) ..............      500      500
    Stella Maris, 4.75%, 7/1/21 ..............................    3,000    3,043
Maryland Industrial Dev. Fin. Auth., Holy Cross Health
        5.00%, 12/1/98 .......................................    1,460    1,479
Maryland Transportation Auth
    Transportation Fac
        5.20%, 7/1/00 ........................................    4,000    4,109
        6.10%, 7/1/00 ........................................      850      892
Maryland Water Quality Fin. Administration
    Revolving Loan Fund, 5.60%, 9/1/99 .......................      500      515
Maryland-National Capital Park and Planning Commission, GO
    Prince George's County
        5.50%, 1/15/99 .......................................   $1,000   $1,020
        5.50%, 1/15/00 .......................................    1,000    1,031
Montgomery County, GO
        6.10%, 4/1/99 ........................................    1,000    1,032
    Consolidated Public Improvement
        6.80%, 11/1/02 (Prerefunded 11/1/99+) ................    2,000    2,149
        6.80%, 11/1/09 (Prerefunded 11/1/99+) ................      850      913
Northeast Maryland Waste Disposal Auth
    Southwest Resource Recovery Fac
        6.85%, 1/1/99 (MBIA Insured) .........................    3,675    3,807
Prince George's County, Equipment Acquisition Program, COP
        5.00%, 10/15/00 (MBIA Insured) .......................    4,050    4,140
Prince George's County IDA, Upper Marlboro Justice Center
        7.00%, 6/30/19 (MBIA Insured)
        (Prerefunded 6/30/99+) ...............................      600      642
Prince George's County, PCR, Int'l. Paper, 4.05%, 1/15/14 ....    2,900    2,905

Univ. of Maryland
    Auxiliary Fac. and Tuition
        7.00%, 10/1/99 .......................................    1,000    1,059
        7.00%, 10/1/05 (Prerefunded 10/1/99+) ................      500      538
        7.00%, 10/1/07 (Prerefunded 10/1/99+) ................      225      242
Washington Suburban Sanitary Dist., GO
        5.90%, 11/1/98 ................................        2,000       2,046
        6.00%, 6/1/99 .................................        3,750       3,876
        6.25%, 6/1/99 .................................          300         311
        6.70%, 7/1/00 (Prerefunded 7/1/99+) ...........        1,000       1,065
        7.00%, 12/1/99 (Prerefunded 12/1/98+) .........        1,250       1,320
        8.00%, 1/1/00 .................................        3,295       3,575
Worcester County, GO
    Consolidated Public Improvement
        5.00%, 8/1/98 .................................          570         576
        5.00%, 8/1/99 .................................        1,000       1,019
Total Maryland (Cost $92,084) .........................                   92,949

PUERTO RICO  12.5%
Puerto Rico Commonwealth, GO, 5.50%, 7/1/99 ............       5,000       5,114
Puerto Rico Electric Power Auth ........................
        5.00%, 7/1/98 ..................................       2,500       2,521
        7.125%, 7/1/14 (Prerefunded 7/1/99+) ...........       2,070       2,216
Puerto Rico Ind., Med., Higher Ed. and Environmental
    Pollution Control Fac. Fin. Auth ...................
    Catholic Univ. of Puerto Rico, 4.40%, 12/1/97 ......         215         215
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/00 (FSA Insured) ....................       2,790       2,890
Total Puerto Rico (Cost $  12,824) .....................                  12,956
Total Investments in Securities
101.9% of Net Assets (Cost $ 104,908) ..................                $105,905
Other Assets Less Liabilities ..........................                 (1,924)
NET ASSETS .............................................               $ 103,981
Net Assets Consist of:
Accumulated net investment income -
net of distributions ...................................               $       2
Accumulated net realized gain/loss -
net of distributions ...................................                   (774)
Net unrealized gain (loss) .............................                     997
Paid-in-capital applicable to 20,377,644
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized ...................................                 103,756
NET ASSETS .............................................               $ 103,981
NET ASSET VALUE PER SHARE ..............................                $   5.10

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
COP    Certificates of Participation
DOT    Department of Transportation
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HHEFA  Health & Higher Educational Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Maryland Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Statement of Net Assets
                                                            Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

MARYLAND  95.9%
Allegany Co., PCR, Westvaco, 6.20%, 1/1/08 .................   $ 1,350   $ 1,478
Anne Arundel County, GO
    Consolidated General Improvement
        6.30%, 8/1/16 ......................................       775       851
        6.30%, 8/1/19 ......................................       725       794
        6.30%, 8/1/20 ......................................       705       773
        6.30%, 8/1/21 ......................................       790       866
        6.90%, 1/15/08 (Prerefunded 1/15/99+) ..............     1,150     1,216
    Consolidated Water and Sewer
        6.30%, 8/1/22 ......................................       450       490
        6.30%, 8/1/24 ......................................       720       783
        7.20%, 4/15/13 (Prerefunded 4/15/00+) ..............       625       682
        7.20%, 4/15/14 (Prerefunded 4/15/00+) ..............       625       682
Anne Arundel County, Port. Fac., Baltimore Gas and Electric
    TECP, 3.55%, 9/2/97 ....................................     2,220     2,220

Baltimore City, GO
    Consolidated Public Improvement
        Zero Coupon, 10/15/06
        (FGIC Insured) .....................................     3,100     1,984
        Zero Coupon, 10/15/08
        (FGIC Insured) .....................................     3,800     2,132
        Zero Coupon, 10/15/09
        (FGIC Insured) .....................................     4,600     2,409
        Zero Coupon, 10/15/11
        (FGIC Insured) .....................................     7,500     3,422
        7.00%, 10/15/07 (MBIA Insured) .....................       500       589
        7.00%, 10/15/08 (MBIA Insured) .....................     5,190     6,151
        7.50%, 10/15/09 (FGIC Insured) .....................     2,635     3,258
Baltimore City
    Board of Ed. Administration Headquarters, COP
        7.25%, 4/1/16 (MBIA Insured) .......................     3,200     3,468
    Wastewater
        5.50%, 7/1/26 (FGIC Insured) .......................     1,150     1,148
        5.60%, 7/1/13 (MBIA Insured) .......................    19,300    20,231
        5.65%, 7/1/20 (MBIA Insured) .......................     2,000     2,070
Baltimore City
    Water
        5.80%, 7/1/15 (FGIC Insured) .......................   $ 3,350   $ 3,492
        6.00%, 7/1/15 (FGIC Insured) .......................     6,250     6,804
    Convention Center, 6.00%, 9/1/17 (FGIC Insured) ........     5,180     5,430
    Emergency Telecom Fac., COP
        5.00%, 10/1/17 (AMBAC Insured) .....................     3,000     2,868
    Parking Fac
        5.90%, 7/1/12 (FGIC Insured) .......................     1,195     1,297
        6.00%, 7/1/14 (FGIC Insured) .......................     5,155     5,626
        6.00%, 7/1/15 (FGIC Insured) .......................     5,460     5,943
        6.00%, 7/1/16 (FGIC Insured) .......................     5,785     6,285
        6.00%, 7/1/17 (FGIC Insured) .......................     6,135     6,666
        6.00%, 7/1/18 (FGIC Insured) .......................     6,505     7,066
    Port. Fac., E.I. DuPont - Conoco, 6.50%, 10/1/11 .......    10,400    11,303
    Rivoli Office Building Fac., COP
        7.20%, 4/1/10 (MBIA Insured)
        (Prerefunded 4/1/00+) ..............................     3,250     3,529
        7.25%, 4/1/16 (MBIA Insured)
        (Prerefunded 4/1/00+) ..............................     7,500     8,142
    Tindeco Wharf Apartments, 6.60%, 12/20/24
        (GNMA Guaranteed) ..................................     1,000     1,056
Baltimore County, GO
    Pension Funding
        7.10%, 10/1/12 (Prerefunded 10/1/99+) ..............     3,195     3,445
Baltimore County
    Golf Systems, VRDN (Currently 3.45%) ...................     1,000     1,000
    North Brooke Apartments
        6.35%, 1/20/21 (GNMA Guaranteed) ...................     3,000     3,151
    Pickersgill Retirement Community
        7.70%, 1/1/21 (Prerefunded 1/1/02+) ................     3,550     4,047
    Stella Maris, 7.50%, 3/1/21 (Prerefunded 3/1/01+) ......     2,760     3,091

Bel Air, Parking Fac., COP
        7.80%, 6/1/10 (CGIC Insured)
        (Prerefunded 12/1/98+) .............................     1,500     1,599
Calvert County, PCR, Baltimore Gas and Electric
        5.55%, 7/15/14 .....................................     5,435     5,487
Carroll County, GO
    Consolidated Public Improvement
        6.00%, 11/1/06 (Prerefunded 11/1/99+) ..............       800       846
        7.30%, 10/1/20 (Prerefunded 10/1/00+) ..............     2,000     2,211
    County Commissioners, 5.625%, 10/1/20 ..................     1,900     1,941
Carroll County
    Copper Ridge, 7.75%, 1/1/18 ............................     3,000     3,218
    Fairhaven, 7.75%, 1/1/11 ...............................     1,000     1,075
Charles County
    County Commissioners, New Forest Apartments
        6.10%, 11/1/28 (FHA Guaranteed) ....................     5,000     5,218
    Holly Station, 6.45%, 5/1/26 (FHA Guaranteed) ..........     1,780     1,885
Damascus Gardens Dev., Multi Family
        7.375%, 11/1/21 (FHA Guaranteed) ...................     3,877     3,887
Frederick City, GO
    General Improvement
        VRDN (Currently 3.60%) .............................     1,100     1,100
        6.125%, 12/1/09 (FGIC Insured) .....................     1,840     1,972
Frederick County, GO, 7.20%, 4/1/05 (Prerefunded 4/1/99+) ..     1,000     1,067
Gaithersburg Economic Auth., Asbury Methodist Home
        7.85%, 1/1/20 (Prerefunded 1/1/00+) ................     6,500     7,116
Gaithersburg Hosp. Fac., Shady Grove Adventist Hosp
        6.50%, 9/1/12 (FSA Insured) ........................     5,000     5,745
Howard County, GO
    Consolidated Public Improvement
        5.60%, 2/15/12 .....................................     1,570     1,615
        5.60%, 2/15/13 .....................................     2,300     2,359
        5.875%, 5/15/12 ....................................     1,520     1,585
        7.30%, 2/15/02 (Prerefunded 1/1/99+) ...............       650       678
        7.40%, 2/15/09 (Prerefunded 1/1/99+) ...............       250       263
    Metropolitan Dist
        7.15%, 5/15/14 (Prerefunded 5/15/00+) ..............     1,005     1,088
        7.15%, 5/15/15 (Prerefunded 5/15/00+) ..............     1,080     1,170
        7.15%, 5/15/16 (Prerefunded 5/15/00+) ..............     1,160     1,256
        7.15%, 5/15/17 (Prerefunded 5/15/00+) ..............     1,245     1,348
Howard County
    Special Fac
        6.00%, 2/15/21 .....................................     3,110     3,274
Howard County
    Special Fac
        6.90%, 7/1/07 (MBIA Insured)
        (Prerefunded 7/1/01+) ..............................   $ 1,000   $ 1,107
        7.00%, 7/1/09 (MBIA Insured)
        (Prerefunded 7/1/01+) ..............................       550       611

Maryland, GO
        7.00%, 10/15/03
        (Prerefunded 10/15/00+) ............................     2,000     2,178
        7.10%, 10/15/04
        (Prerefunded 10/15/00+) ............................     3,000     3,289
    State and Local Fac
        4.75%, 8/1/00 ......................................     8,715     8,857
        5.00%, 8/1/12 ......................................    21,440    21,283
        5.70%, 3/15/10 .....................................     5,000     5,302
Maryland, St. Mary's County Building Commission, COP
        7.625%, 12/1/03 (Prerefunded 6/1/98+) ..............     1,500     1,571
Maryland CDA
    Infrastructure
        8.375%, 6/1/08 .....................................       775       815
        8.50%, 6/1/18 ......................................     1,350     1,423
    Single Family
        5.60%, 4/1/18 * ....................................     3,000     3,005
        5.875%, 7/1/16 * ...................................     3,950     4,040
        5.875%, 4/1/17 * ...................................     1,835     1,865
        5.875%, 9/1/25 .....................................     3,500     3,506
        6.00%, 4/1/17 ......................................     2,500     2,575
        6.45%, 4/1/14 ......................................     1,000     1,053
        6.75%, 4/1/10 * ....................................     5,000     5,282
        6.75%, 4/1/26 * ....................................     4,015     4,259
        6.80%, 4/1/22 * ....................................     4,010     4,243
        6.80%, 4/1/24 * ....................................     2,720     2,878
        6.85%, 4/1/11 ......................................     4,895     5,152
        7.00%, 4/1/14 ......................................     2,720     2,902
        7.05%, 4/1/17 ......................................     4,750     5,064
        7.25%, 4/1/11 * ....................................     2,000     2,115
        7.25%, 4/1/19 * ....................................     9,000     9,495
        7.25%, 4/1/27 ......................................     9,250     9,740
Maryland CDA
    Single Family
        7.375%, 4/1/10 .....................................       495       521
        7.40%, 4/1/17 ......................................     5,395     5,644
        7.50%, 4/1/00 ......................................       500       516
        7.60%, 4/1/17 ......................................     2,200     2,299
        7.625%, 4/1/29 * ...................................     1,815     1,886
        7.875%, 4/1/07 .....................................       300       308
        8.00%, 4/1/18 ......................................     1,200     1,218
        8.20%, 4/1/18 ......................................     1,150     1,168
Maryland DOT, 6.80%, 11/1/05 (Prerefunded 11/1/99+) ........     5,500     5,908
Maryland Energy Fin. Administration
    Wheelabrator Technologies, 6.30%, 12/1/10 * ............     5,395     5,750

Maryland HHEFA
    Bradford Oaks Nursing and Rehabilitation Center
        6.375%, 1/1/19 .....................................     1,500     1,508
        6.375%, 1/1/27 .....................................     2,000     2,000
    Broadmead, 7.625%, 7/1/10 ..............................     1,285     1,349
    Church Hosp., 8.00%, 7/1/09 ............................     1,200     1,257
    Deaton Hosp., VRDN (Currently 3.45%) ...................     2,500     2,500
    Doctor's Community Hosp
        5.50%, 7/1/24 ......................................     3,000     2,841
        8.75%, 7/1/22 (Prerefunded 7/1/00+) ................     6,800     7,730
    Francis Scott Key Medical Center
        5.00%, 7/1/18 (FGIC Insured) .......................     4,880     4,614
        5.00%, 7/1/23 (FGIC Insured) .......................     5,650     5,277
        7.00%, 7/1/10 (FGIC Insured)
        (Prerefunded 7/1/00+) ..............................     2,000     2,182
    Franklin Square Hosp
        7.50%, 7/1/19 (MBIA Insured) .......................     4,750     5,094
    Frederick Memorial Hosp
        5.00%, 7/1/23 (FGIC Insured) .......................     5,500     5,137
        5.00%, 7/1/28 (FGIC Insured) .......................     3,750     3,478
    Good Samaritan Hosp
        5.60%, 7/1/06 ......................................     1,545     1,619
        5.60%, 7/1/07 ......................................     1,875     1,966
        5.75%, 7/1/13 ......................................     4,000     4,196
        7.40%, 7/1/09 (Prerefunded 7/1/99+) ................     1,000     1,077
        7.50%, 7/1/21 (Prerefunded 7/1/99+) ................     4,000     4,316
Maryland HHEFA
    Greater Baltimore Medical Center
        5.00%, 7/1/19 (FGIC Insured) .......................   $ 2,860   $ 2,693
    Helix Health, VRDN (Currently 3.40%) ...................     1,415     1,415
    Holy Cross Hosp ........................................
        7.125%, 7/1/10 (AMBAC Insured)
        (Prerefunded 7/1/00+) ..............................     1,400     1,532
        7.50%, 7/1/01 (AMBAC Insured)
        (Prerefunded 7/1/00+) ..............................     1,655     1,828
    Howard County General Hosp., 5.50%, 7/1/21 .............     5,000     4,770
    Johns Hopkins Hosp .....................................
        TECP, 3.85%, 9/9/97 ................................       866       866
        Zero Coupon, 7/1/19 ................................     9,460     2,826
        7.00%, 7/1/23 (Prerefunded 7/1/00+) ................     1,305     1,424
    Johns Hopkins Medical Institute Parking Fac ............
        5.375%, 7/1/20 (AMBAC Insured) .....................     5,550     5,460
    Johns Hopkins Univ .....................................
        7.375%, 7/1/08 .....................................     1,500     1,569
        7.50%, 7/1/20 ......................................    11,015    11,534
    Kennedy Kreiger Institute
        6.75%, 7/1/22 ......................................     2,850     2,990
        7.40%, 7/1/11 ......................................       370       397
    Loyola College, 5.375%, 10/1/26 (MBIA Insured) .........     7,500     7,418
    Maryland General Hosp ..................................
        6.20%, 7/1/24 (MBIA Insured) .......................     4,000     4,254

    Mercy Medical Center
        5.75%, 7/1/26 (FSA Insured) ........................     3,760     3,836
        6.50%, 7/1/13 (FSA Insured) ........................     2,155     2,457
        7.90%, 7/1/09 (Prerefunded 7/1/99+) ................     2,000     2,172
        8.00%, 7/1/20 (Prerefunded 7/1/99+) ................     6,500     7,071
    North Arundel Hosp., VRDN (Currently 3.40%) ............     5,100     5,100
    Peninsula Regional Medical Center
        5.00%, 7/1/23 (MBIA Insured) .......................    10,785    10,073
    Sinai Hosp .............................................
        5.25%, 7/1/19 (AMBAC Insured) ......................     3,070     2,958
        7.30%, 7/1/05 (AMBAC Insured)
        (Prerefunded 7/1/00+) ..............................     2,000     2,198
    Suburban Hosp., 7.60%, 7/1/18
        (Prerefunded 7/1/98+) ..............................       300       315
Maryland HHEFA
    Union Hosp. of Cecil County, 6.625%, 7/1/12 $ ..........     1,545   $ 1,627
    Union Memorial Hosp ....................................
        6.60%, 7/1/06 (MBIA Insured) .......................       500       543
        6.75%, 7/1/11 (MBIA Insured) .......................     3,000     3,273
        6.75%, 7/1/21 (MBIA Insured) .......................     7,895     8,612
    Univ. of Maryland Medical System
        5.00%, 7/1/20 (FGIC Insured) .......................     5,875     5,510
        7.00%, 7/1/11 (MBIA Insured)
        (Prerefunded 7/1/01+) ..............................     4,550     5,052
        7.00%, 7/1/17 (FGIC Insured)
        (Prerefunded 7/1/01+) ..............................     7,770     8,628
        7.00%, 7/1/22 (FGIC Insured) .......................     2,000     2,434
Maryland Ind. Dev. Fin. Auth ...............................
    American Center for Physics Headquarters Fac ...........
        6.25%, 1/1/07 ......................................     5,770     6,094
        6.375%, 1/1/12 .....................................     5,900     6,261
        6.625%, 1/1/17 .....................................     4,250     4,557
    Associated Catholic Charities, 9.00%, 1/1/10 ...........       855       928
    Bon Secours Health
        5.929%, 8/26/22 (FSA Insured) ......................    15,000    15,913
    Holy Cross Health, 5.60%, 12/1/09 ......................     2,780     2,925
Maryland Local Gov't. Income Trust
    Capitalization Program GO, COP
        6.80%, 8/1/01 ......................................     1,615     1,726
        7.125%, 8/1/09 .....................................     3,000     3,276
Maryland Stadium Auth ......................................
    Baltimore Convention Center Expansion
        5.875%, 12/15/11 (AMBAC Insured) ...................     2,025     2,138
    Sports Fac .............................................
        5.60%, 3/1/14 (AMBAC Insured) ......................     1,000     1,023
        5.75%, 3/1/22 (AMBAC Insured) ......................     6,500     6,682
        5.80%, 3/1/26 (AMBAC Insured) ......................     3,800     3,920

Maryland Transportation Auth ...............................
        Zero Coupon, 7/1/07 (FGIC Insured) .................     8,500     5,284
        Zero Coupon, 7/1/08 (FGIC Insured) .................     2,000     1,172
        Zero Coupon, 7/1/09 (FGIC Insured) .................    10,410     5,742
        6.80%, 7/1/16 (Escrowed to Maturity) ...............     7,120     8,150
    Baltimore-Washington Int'l. Airport
        6.25%, 7/1/14 (FGIC Insured) * .....................     3,105     3,306
Maryland Transportation Auth ...............................
    Baltimore-Washington Int'l. Airport
        6.40%, 7/1/19 (FGIC Insured) * .....................   $ 9,170   $ 9,528
Maryland Water Quality Fin. Administration
    Revolving Loan Fund
        Zero Coupon, 9/1/02 ................................     1,185       944
        Zero Coupon, 9/1/07 ................................     1,125       691
        6.00%, 9/1/15 ......................................     1,600     1,675
        6.70%, 9/1/13 (Prerefunded 9/1/01+) ................     1,280     1,412
        7.10%, 9/1/13 (Prerefunded 9/1/01+) ................       985     1,101
        7.25%, 9/1/11 (Prerefunded 9/1/00+) ................     1,700     1,873
        7.25%, 9/1/12 (Prerefunded 9/1/00+) ................     2,000     2,204
Maryland-National Capital Park and Planning Commission, GO
    Prince George's County
        5.375%, 1/15/14 ....................................     2,100     2,124
        5.375%, 1/15/16 ....................................     1,300     1,304
        5.375%, 1/15/17 ....................................     1,200     1,202
        6.90%, 7/1/05 (Prerefunded 7/1/00+) ................     1,400     1,523
        6.90%, 7/1/06 (Prerefunded 7/1/00+) ................     1,350     1,469
        6.90%, 7/1/07 (Prerefunded 7/1/00+) ................     1,400     1,523
        6.90%, 7/1/08 (Prerefunded 7/1/00+) ................     1,400     1,523
        6.90%, 7/1/09 (Prerefunded 7/1/00+) ................     1,400     1,523
        BAN, VRDN (Currently 3.75%) ........................     5,000     5,000
Maryland-National Capital Park and Planning Commission
    Little Bennett Golf Fac., 8.25%, 10/1/11 ...............     2,270     2,492
Montgomery County, GO
    Consolidated Public Improvement
        5.375%, 5/1/09 .....................................     2,850     2,969
        5.375%, 5/1/16 .....................................     5,750     5,782
        5.375%, 5/1/17 .....................................     5,750     5,746
        6.125%, 10/1/13 ....................................     2,500     2,700
        6.125%, 10/1/14 ....................................     3,150     3,392
        6.80%, 11/1/09 (Prerefunded 11/1/99+) ..............     1,145     1,230
        7.10%, 10/1/09 (Prerefunded 10/1/00+) ..............     1,000     1,100
        7.10%, 10/1/10 (Prerefunded 10/1/00+) ..............     1,840     2,023
        7.25%, 10/1/08 (Prerefunded 10/1/98+) ..............       500       527
Montgomery County, Golf Course, 6.125%, 10/1/22 ............     2,260     2,331
Montgomery County Economic Dev. Auth .......................
    Howard Hughes Medical Fac ..............................
        VRDN (Currently 3.35%) .............................       500       500

Montgomery County Housing Opportunities Commission
    Multi-Family
        6.25%, 7/1/25 ......................................   $ 5,500   $ 5,729
        7.50%, 7/1/24 ......................................     3,000     3,176
    Single Family
        5.75%, 7/1/13 ......................................     2,000     2,045
        5.80%, 7/1/17 ......................................     1,000     1,022
        5.90%, 7/1/17 ......................................     2,000     2,050
        6.00%, 7/1/17 ......................................     4,595     4,746
        6.50%, 7/1/11 ......................................     2,880     3,024
        6.65%, 7/1/16 ......................................     2,320     2,445
        6.80%, 7/1/17 ......................................     2,855     2,987
        6.90%, 7/1/19 ......................................     2,000     2,097
        7.50%, 7/1/17 ......................................     1,790     1,887
        7.625%, 7/1/17 .....................................     3,580     3,699
Montgomery County, PCR, Potomac Electric, 5.375%, 2/15/24 ..     4,560     4,508
Morgan State Univ., Academic Fees and Auxiliary Fac ........
        6.05%, 7/1/15 (MBIA Insured) .......................     1,050     1,149
Northeast Maryland Waste Disposal Auth .....................
    Montgomery County Resources
        6.00%, 7/1/08 * ....................................    10,000    10,630
        6.20%, 7/1/10 * ....................................     7,750     8,146
        6.30%, 7/1/16 (MBIA Insured) * .....................    13,335    14,128
Prince George's County
    Dimensions Health
        5.375%, 7/1/14 .....................................     2,685     2,632
        7.00%, 7/1/01 ......................................     2,450     2,653
        7.00%, 7/1/22 (Prerefunded 7/1/02+) ................     2,660     2,995
        7.20%, 7/1/06 (Prerefunded 7/1/02+) ................     2,405     2,728
    PCR, Potomac Electric, 6.375%, 1/15/23 .................     5,000     5,306
    Solid Waste Management
        6.90%, 6/30/05 (Prerefunded 6/30/00+) ..............     1,500     1,633
        6.90%, 6/30/06 (Prerefunded 6/30/00+) ..............     1,000     1,088
        7.00%, 6/30/07 (Prerefunded 6/30/00+) ..............     1,120     1,222
        7.00%, 6/30/09 (Prerefunded 6/30/00+) ..............     1,255     1,369
Prince George's County Housing Auth ........................
    New Keystone, 6.80%, 7/1/25 (MBIA Insured) .............     2,600     2,759
    Riverview Terrace Apartments, 6.70%, 6/20/20
        (GNMA Guaranteed) * ................................     1,500     1,613
Prince George's County Housing Auth ........................
    Single Family, 5.75%, 8/1/30
        (GNMA Guaranteed) * $ ..............................     2,000   $ 1,979
    Stevenson Apartments, 6.35%, 7/20/20
        (GNMA Guaranteed) ..................................     2,200     2,292
Prince George's County IDA
    Gabriel DuVall Law Building, 8.00%, 9/1/07 .............     1,185     1,228
    Upper Marlboro Justice Center
        5.25%, 6/30/19 (MBIA Insured) ......................     1,500     1,447

Univ. of Maryland
    Auxiliary Fac. and Tuition
        5.125%, 4/1/18 .....................................     3,100     3,009
        5.60%, 4/1/11 ......................................     3,155     3,279
        5.75%, 4/1/17 ......................................     4,500     4,673
        6.375%, 4/1/09 .....................................     2,100     2,327
        6.50%, 4/1/12 ......................................       440       488
        7.00%, 10/1/05 (Prerefunded 10/1/99+) ..............     2,000     2,153
        7.20%, 10/1/09 (Prerefunded 10/1/99+) ..............     1,400     1,512
Washington County Public Fac., GO
        6.70%, 12/1/05 (Prerefunded 12/1/98+) ..............     1,115     1,173
Washington County Sanitary Dist., GO
        6.875%, 2/1/10 (Prerefunded 2/1/00+) ...............     3,500     3,776
        7.00%, 2/1/15 (Prerefunded 2/1/00+) ................     2,000     2,163
Washington Suburban Sanitary Dist., GO
        6.20%, 6/1/11 ......................................     2,400     2,579
        6.20%, 6/1/12 ......................................     1,500     1,615
        6.40%, 1/1/15 ......................................     2,270     2,465
        6.625%, 6/1/18 (Prerefunded 6/1/04+) ...............     3,665     4,087
        6.90%, 6/1/08 (Prerefunded 6/1/00+) ................     1,500     1,630
        6.90%, 6/1/09 (Prerefunded 6/1/00+) ................     2,300     2,499
        7.40%, 7/1/07 (Prerefunded 7/1/98+) ................       700       734
Worcester County Sanitary Dist., 6.50%, 8/15/12
        (Prerefunded 8/15/02+) .............................     2,000     2,201
Total Maryland (Cost  $769,789) 822,028

PUERTO RICO  3.6%
Puerto Rico Commonwealth, GO
        6.25%, 7/1/11 (MBIA Insured) .......................     2,000     2,254
Puerto Rico Commonwealth, GO
        6.25%, 7/1/12 (MBIA Insured) ....................... $   1,750  $  1,973
Puerto Rico Electric Power Auth ............................
        7.00%, 7/1/11 (Prerefunded 7/1/01+) ................     1,200     1,339
Puerto Rico Highway and Transportation Auth ................
        5.50%, 7/1/15 (FSA Insured) ........................     5,000     5,184
        5.50%, 7/1/36 ......................................     3,500     3,461
Puerto Rico Infrastructure Fin. Auth., 7.50%, 7/1/09 .......     5,150     5,404
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/17 (FSA Insured) ........................     3,100     3,140
        6.00%, 7/1/12 (FSA Insured) ........................     5,000     5,481
        6.00%, 7/1/14 (FSA Insured) ........................     3,030     3,193
Total Puerto Rico (Cost .................................... $  29,832)   31,429
Total Investments in Securities
99.5% of Net Assets (Cost .................................. $ 799,621) $853,457
Other Assets Less Liabilities ..............................               3,863
NET ASSETS .................................................           $ 857,320
Net Assets Consist of:
Accumulated net investment income -
net of distributions .......................................           $       3
Accumulated net realized gain/loss -
net of distributions .......................................             (2,920)

Net unrealized gain (loss) .................................              53,836
Paid-in-capital applicable to 82,113,182
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized .......................................             806,401
NET ASSETS .................................................           $ 857,320
NET ASSET VALUE PER SHARE ..................................            $  10.44

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
BAN    Bond Anticipation Note
CDA    Community Development Administration
CGIC   Capital Guaranty Insurance Corp.
COP    Certificates of Participation
DOT    Department of Transportation
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Authority
FSA    Financial Security Assurance Corp.
GNMA   Government National Mortgage Association
GO     General Obligation
HHEFA  Health & Higher Educational Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
TECP   Tax-Exempt Commercial Paper
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                          Short-Term
                                                           Bond Fund   Bond Fund

                                                            6 Months    6 Months
                                                               Ended       Ended
                                                             8/31/97     8/31/97

Investment Income
Interest income .........................................    $ 2,386     $24,571
Expenses
    Investment management ...............................        238       1,784
    Shareholder servicing ...............................         45         272
    Custody and accounting ..............................         45          72
    Legal and audit .....................................          4           3
    Prospectus and shareholder reports ..................          3          21
    Trustees ............................................          3           6
    Registration ........................................          3           2
    Miscellaneous .......................................          3           5
    Total expenses ......................................        344       2,165
Net investment income ...................................      2,042      22,406
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ..........................................        150         522
    Futures .............................................       (104)        158
    Net realized gain (loss) ............................         46         680
Change in net unrealized gain or loss on securities .....       (278)      6,972
Net realized and unrealized gain (loss) .................       (232)      7,652
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..................................    $ 1,810     $30,058

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                       Short-Term
                                                                        Bond Fund                          Bond Fund
                                                       --------------------------         ---------------------------
                                                       6 Months              Year         6 Months              Year
                                                          Ended             Ended            Ended             Ended
                                                        8/31/97           2/28/97          8/31/97           2/28/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ....................        $   2,042         $  3,677         $  22,406         $  43,258
    Net realized gain (loss) .................               46               54               680             1,198
    Change in net unrealized
    gain or loss .............................             (278)            (566)            6,972            (5,486)
    Increase (decrease) in
    net assets from operations ...............            1,810            3,165            30,058            38,970
Distributions to shareholders
    Net investment income ....................           (2,042)          (3,677)          (22,406)          (43,258)
Capital share transactions *
    Shares sold ..............................           22,053           51,238            83,538           129,303
    Distributions reinvested .................            1,757            3,177            16,231            31,917
    Shares redeemed ..........................          (21,849)         (37,435)          (70,082)         (135,540)
    Increase (decrease) in
    net assets from capital
    share transactions .......................            1,961           16,980            29,687            25,680
Net Assets
Increase (decrease)
during period ................................            1,729           16,468            37,339            21,392
Beginning of period ..........................          102,252           85,784           819,981           798,589
End of period ................................        $ 103,981        $ 102,252         $ 857,320         $ 819,981
*Share information
    Shares sold ..............................            4,328           10,043             8,075            12,632
    Distributions reinvested .................              345              623             1,567             3,113
    Shares redeemed ..........................           (4,290)          (7,338)           (6,782)          (13,257)
    Increase (decrease)
    in shares outstanding ....................              383            3,328             2,860             2,488
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Maryland Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Maryland Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on January 29, 1993, and March 31, 1987, respectively.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 1997, were as follows:

================================================================================
                                                  Short-Term
                                                   Bond Fund          Bond Fund
--------------------------------------------------------------------------------
Purchases                                        $40,803,000       $104,377,000
Sales                                             35,276,000         74,013,000
================================================================================

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Short-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $807,000, of which $354,000 expires in 2003 and $453,000 in 2004. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $2,760,000, which expires in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1997, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $104,908,000 and $799,621,000, respectively. Net unrealized gain (loss) on investments was as follows:

================================================================================
                                                  Short-Term
                                                   Bond Fund          Bond Fund
--------------------------------------------------------------------------------
Appreciated investments                           $1,009,000         $4,339,000
Depreciated investments                              (12,000)          (503,000)
Net unrealized gain (loss)                         $ 997,000        $53,836,000
================================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $40,000 and $308,000 were payable at August 31, 1997 by the Short-Term Bond and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets for the Short-Term Bond and Bond Funds, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this and a previous agreement, $12,000 of unaccrued 1995-1997 fees were repaid during the six months ended August 31, 1997. Additionally, $40,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $68,000 and $253,000, respectively, for the six months ended August 31, 1997, of which $13,000 and $49,000, respectively, were payable at period-end.


================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS PAYMENT Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

INVESTMENT INFORMATION

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap  Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Income
Personal   Strategy   Balanced
Personal   Strategy  Growth
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]
: 1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Maryland Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          C12-051  8/31/97